Exhibit 10.2

NOTE

$22,000,000.00	July 1, 2011

FOR VALUE RECEIVED, STRATEGIC STORAGE OPERATING PARTNERSHIP, L.P., SSTI 12714 LA CIENEGA BLVD, LLC, SSTI 3155 W ANN RD, LLC AND SSTI 2025 N RANCHO DR, LLC (collectively, the “Maker”) jointly and severally promise to pay without offset or counterclaim to the order of KEYBANK, NATIONAL ASSOCIATION, (“Payee”), the principal amount equal to the lesser of (x) TWENTY-TWO MILLION AND 00/100 DOLLARS ($22,000,000.00) or (y) the outstanding amount advanced by Payee as a Loan (or Loans) under the Credit Agreement (as hereinafter defined), payable in accordance with the terms of the Credit Agreement.

Maker also promises to pay interest on the unpaid principal amount of this Note (this “Note”) at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated of even date herewith, among Maker, the Lenders named therein, and KeyBank, National Association, as Administrative Agent for itself and the Lenders (as hereafter amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

Amounts paid and prepaid may not be reborrowed. No Lender shall have any obligation to make a Loan to the extent such Loan would cause the sum of the total Credit Exposures to exceed the total Maximum Loan Available Amount.

This Note is subject to (a) mandatory prepayment and (b) prepayment at the option of the Maker, as provided in the Credit Agreement.

This Note is issued pursuant to the Credit Agreement and is entitled to the benefits of the Credit Agreement, reference to which is hereby made for a more complete statement of the terms and conditions under which the Loan evidenced hereby is made and is to be repaid.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. MAKER AGREES THAT JURISDICTION AND VENUE FOR ANY ACTION REGARDING THIS NOTE SHALL BE AS SET FORTH IN THE CREDIT AGREEMENT.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

Maker promises to pay all fees, costs and expenses incurred in the collection and enforcement of this Note in accordance with the terms of the Credit Agreement. Maker and any endorser of this Note hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind (except such notices as may be expressly required under the Credit Agreement or the other Loan Documents) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

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IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year first written above.

STRATEGIC STORAGE OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By:	Strategic Storage Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

SSTI 12714 S LA CIENEGA BLVD, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz

	Name:	H. Michael Schwartz
	Title:	President

SSTI 2025 N RANCHO DR, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz

	Name:	H. Michael Schwartz
	Title:	President

SSTI 3155 W ANN RD, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President